UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD		21074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Officer

On June 30, 2025, Mark C. Krebs retired as the Treasurer and Chief Financial Officer of Farmers and Merchants Bancshares, Inc. (the “Company”) and as Executive Vice President - Chief Financial Officer of the Company’s bank subsidiary, Farmers and Merchants Bank (the Bank”).

(c)	Appointment of Officer

Effective July 1, 2025, the Boards of Directors of the Company and the Bank appointed Paul B. Susie to serve as the Company’s Treasurer and Chief Financial Officer and the Bank’s Executive Vice President – Chief Financial Officer, respectively (collectively, the “CFO”).

Mr. Susie has served as the Senior Vice President – Chief Accounting Officer of the Bank since December 2, 2024. Prior to his employment with the Bank, Mr. Susie most recently served as Vice President of Accounting for Eastern Savings Bank from August 2021 to November 2024 and as an independent consultant from June 2019 to August 2021. Between July 2016 and June 2019, Mr. Susie served as the Executive Vice President and Chief Financial Officer of Severn Bancorp, Inc. and Severn Savings Bank. From August 2014 to July 2016, he served as the Senior Vice President and Chief Financial Officer of Hopkins Federal Savings Bank. From June 2009 to July 2014, Mr. Susie was Senior Vice President and Chief Financial Officer of First Mariner Bancorp, Inc. and First Mariner Bank. Mr. Susie is a graduate of the University of Baltimore and is a Certified Public Accountant.

In connection with his appointment as the CFO, Mr. Susie will be entitled to an annual base salary of $210,000 and to participate in the Bank’s bonus program for certain designated executive officers, which is described in the section of the Company’s definitive proxy statement on Schedule 14A for the 2025 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 13, 2025, entitled “Executive Compensation - Bonus Program”, which description is incorporated herein by reference.

Since the beginning of the Company’s fiscal year ended December 31, 2023, neither the Company nor any of its subsidiaries has engaged in any transaction with Mr. Susie or any of his affiliates for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and no such transaction is currently proposed for the remainder of the fiscal year ending December 31, 2025.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: July 1, 2025	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO